UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 25, 2016

TRIBUNE PUBLISHING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36230	38-3919441
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

435 North Michigan Avenue Chicago, Illinois 60611
(Address of Principal Executive Offices) (Zip Code)

312-222-9100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On April 25, 2016, Tribune Publishing Company (the “Company”) issued a press release regarding the proposal submitted by Gannett Co., Inc. to the Company’s board of directors.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01  Financial Statement and Exhibits.

Exhibit No.	Description
99.1	Press release dated April 25, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE PUBLISHING COMPANY

Date: April 25, 2016	By:	/s/ Julie K. Xanders
	Name:	Julie K. Xanders
	Title:	Executive Vice President, General Counsel &
Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 25, 2016